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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 1, 2002

                               Saul Centers, Inc.
             (Exact name of registrant as specified in its charter)


          Maryland                      1-12254                52-1833074
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)


  7501 Wisconsin Avenue, Suite 1500, Bethesda, Maryland          20814-6522
---------------------------------------------------------     -----------------
        (Address of Principal Executive Offices)                 (Zip Code)

                                 (301) 986-6200
              -----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-85254), of the registrant and are filed herewith for incorporation by reference in such Registration Statement.


         Exhibit No.              Description

            99                    Form of Authorization Form

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SAUL CENTERS, INC.

                                   By: /s/ Scott V. Schneider
                                       ----------------------
                                       Scott V. Schneider
                                       Senior Vice President and Chief Financial
                                       Officer

Dated:  November 1, 2002

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                                  EXHIBIT INDEX

     Exhibit No.        Description

         99             Form of Authorization Form